Capital Leased Assets and Capital Lease Obligations (Details 1) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Capital lease obligations by maturity [Abstract]:
2017	$ 44,906
2018	44,906
2019	44,906
2020	44,991
2021	44,906
2022 and thereafter	219,777
Total	444,392
Less: Amount of interest(MSC Azov, MSC Ajaccio and MSC Amalfi)	(80,557)
Total lease payments	363,835	$ 233,624
Less: Financing costs, net	(3,580)
Total lease payments, net	$ 360,255